Other reserves and translation reserve	12 Months Ended
Dec. 31, 2023
Other reserves and translation reserve
Other reserves and translation reserve

24 Other reserves and translation reserve

	Total 2022 £m	Translation reserve 2023 £m	Hedge reserve 2023 £m	Other reserves 2023 £m	Total 2023 £m
At start of year	2,331	677	(8)	1,725	2,394
Profit attributable to shareholders	1,634	-	-	1,781	1,781
Dividends paid	(983)	-	-	(1,059)	(1,059)
Actuarial gains on defined benefit pension schemes	164	-	-	(75)	(75)
Fair value movements on cash flow hedges	(18)	-	29	-	29
Transfer to profit from cash flow hedge reserve	(17)	-	18	-	18
Tax recognised in other comprehensive income	(35)	-	(12)	19	7
Exchange differences on translation of foreign operations	427	(285)	-	–	(285)
Cancellation of shares	(1,120)	-	-	(673)	(673)
Increase in share based remuneration reserve (including tax)	47	-	-	77	77
Settlement of share awards	(35)	-	-	(34)	(34)
Disposal of non‐controlling interests	(1)	-	-	-	-
At end of year	2,394	392	27	1,761	2,180

The closing balance of other reserves in the consolidated statement of changes in equity of £1,788m (2022: £1,717m) is comprised of the hedge reserve (£27m; 2022: £(8)m) and other reserves (£1,761m; 2022: £1,725m).

Other reserves principally comprise retained earnings and the share based remuneration reserve. Movements in reserves during the period includes the effects of profits generated during the period, share repurchases, changes in exchange rates and other items. Dividends paid during 2023 were £1,059m (2022: £983m). Refer to note 13 for further details.

31m (2022: 52m) RELX PLC ordinary shares held in treasury were cancelled resulting in a transfer of £673m between other reserves and shares held in treasury.

The decrease of £285m in the translation reserve is due to the net effect of changes in exchange rates during the period which decreased net debt by £184m and assets (net of other liabilities) by £469m.